                                                                    EXHIBIT 10.2

THIS WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE LAWS OF ANY STATE. NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, THE LAWS OF ANY APPLICABLE STATE, THE PROVISIONS OF THIS WARRANT, OR THE RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

                                  JULY 22, 1999

                           SECURITIES PURCHASE WARRANT
                   TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK
                                       OF
                             HIGH SPEED ACCESS CORP.
        VOID IF NOT EXERCISED DURING THE EXERCISE PERIOD DESCRIBED HEREIN

WARRANT NO. __________

         1. Grant of Warrant; Conditional Exercise. THIS CERTIFIES that, for value received, SERVICECO LLC, a Delaware limited liability company ("Road Runner"), or its permitted assigns (the "Holder"), is entitled, subject to the terms and conditions hereinafter set forth, to earn on or prior to June 30, 2004 (the "Calculation Date"), the right to subscribe for and purchase from High Speed Access Corp., a Delaware corporation (the "Company" or "HSAC"), at any time during the Exercise Period, a number of fully paid, nonassessable shares of the Company's Common Stock, $0.01 par value, equal to the "Earned Shares," (as defined below), but not more than Five Million (5,000,000) shares, (: the "Maximum Number of Earned Shares") at a price equal to the Exercise Price. This Securities Purchase Warrant ("Warrant") is issued pursuant to the terms and conditions of, and is qualified by and subject to, Section 9 of the Master Agreement of even date herewith between Road Runner and HSAC (the "Agreement") to which this Warrant is attached. This Warrant may not be exercised unless accompanied by a signed Subscription Form in the form attached hereto as Exhibit D-1.

         2. Definitions. Unless otherwise defined herein, as used in this Securities Purchase Warrant, the following terms shall have the meanings ascribed to them as follows:

                  (a) "Affiliate" means, with respect to the Holder, any entity or person controlled, directly or indirectly, by Road Runner. As used in the foregoing sentence, "controlled" means (i) with respect to any entity, the ability to exercise voting power with respect to at least 50% of the outstanding voting securities of such entity.

                  (b) "Cable System" shall have the meaning given it in Section
1.2 of the Agreement to which this Warrant is attached.

                  (c) "Common Stock" means the shares of common stock of $.01 par value that the Company is authorized to issue in accordance with its Amended Certificate of Incorporation, and all securities into which such Common Stock is exchanged or converted.

                  (d) "Company" means High Speed Access Corp., a Delaware corporation, or such successor company as may result from any merger or other business combination or reorganization of High Speed Access Corp.

                  (e) "Designated System" shall have the meaning given it in
Section 2.4 of the Agreement.

                  (f) "Earned Shares" means the number of shares of Common Stock that this Warrant entitles the Holder to subscribe for and receive upon the Holder's exercise of this Warrant in accordance with Section 3 but in no event greater than the Maximum Number of Earned Shares.

                  (g) "Exercise Period" means, with respect to any Earned Share, subject to and limited by the requirements of the vesting of such Earned Shares set forth in Section 3(a) and any extension or extensions of the period pursuant to Section 7(c), the period beginning on the date of this Warrant and ending on May 3 1, 2005.

                  (h) "Exercise Price" means the price per Earned Share of $5.00, subject to adjustment as provided in Section 6 hereof.

                  (i) "Holder" means SERVICECO LLC, a Delaware limited liability company, or any other Person to whom this Warrant is transferred in accordance with Section 5 hereof.

                  (j) "Homes Passed" shall have the meaning given it in
Section 1.9 of the Agreement.

                  (k) "Office" means the Company's office at 1000 W. Ormsby Ave, Suite 210, Louisville, KY 40210, or such other office as the Company may designate by written notice to the Holder.

                  (1) "Person" means any person, firm, Company, or other entity.

                  (m) "Receipt" means a written receipt, deliverable by the Company to the Holder pursuant to Section 4, (a) acknowledging the Company's receipt of the Exercise Price and the Holder's timely and proper exercise of this Warrant, and (b) obligating the Company to issue a Stock Certificate to the Holder within 30 working days after this Warrant's surrender to the Company.

                  (n)      [Left Intentionally Blank]


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


                  (o) "Secretary" means John G. Hundley or his duly elected and qualified successor as the Company's Secretary, or any duly elected and qualified Assistant Secretary of the Company.

                  (p) "Securities Laws" means the Securities Act of 1933, as amended, or the securities laws of any state, or any similar successor federal or state statutes and rules and regulations thereunder, all as the same shall be in effect from time to time.

                  (q) "Stock Certificate" means an appropriate certificate issued in the Holder's name representing the Subscribed Shares.

                  (r) "Subscribed Shares" means, collectively, the number of whole Earned Shares that the Holder designates on the Subscription Form as Earned Shares that the Holder wishes to purchase upon this Warrant's surrender to the Company, which shall not exceed 5,OOO,OOO shares of Common Stock (adjusted, if appropriate, pursuant to Sections 6).

                  (s) "Subscription Form" means the subscription form attached as Exhibit D-1 to this Warrant.

                  (t) "Warrant" means this Securities Purchase Warrant.

                  (u) "Warrant Period" means the period beginning on the date hereof and ending on the last date of the Exercise Period.

         3.       Exercise of Warrant.

                  (a) Subject to the vesting requirements set forth below, this Warrant entitles the Holder to subscribe, from time-to-time and upon the terms and conditions set forth in this Warrant but in no event later than the Effective Date, and purchase during the Exercise Period, Subscribed Shares in any amount equal to the number of Homes Passed (not to exceed 5,000,000) in the Designated Systems, on a one (1) Earned Share per each Home Passed basis, as the case may be), in accordance with Section 9 of the Agreement; provided that as to each Designated System, twenty percent (20%) of the Subscribed Shares associated with such Designated System shall vest (: be eligible for exercise) as of the date HSAC and Road Runner execute a Subcontract Agreement for such Designated System, and an additional twenty percent (20%) of the Subscribed Shares associated with such Designated System shall vest on the first, second, third and fourth anniversary dates of the date of execution of such Subcontract Agreement; and provided further, that vesting with respect to Earned Shares attributed to such Designated System will cease and any unvested Earned Shares will be deemed forfeit if such Subcontract Agreement is terminated or lapses prior to a full sixty (60) month term.

                  (b) To exercise this Warrant an authorized officer of Holder shall, during the Exercise Period, on the day the Holder wishes to exercise this Warrant (the "Exercise Date"):


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


                           (1) Complete and certify the Subscription Form by designating the number of Subscribed Shares to which the Holder (or such permitted transferee) is entitled to exercise and wishes to exercise pursuant to such Subscription Form and Section 1 hereof (which may be less than or equal to the Maximum Number of Earned Shares);

                           (2) Surrender this Warrant to the Secretary at the Company's Office, and

                           (3) Upon the surrender of this Warrant to the Secretary, deliver to the Secretary at the Company's Office a certified or cashier's check payable to the Company's order in an amount equal to
         (i) the number of Subscribed Shares, times (ii) the Exercise Price.

The Holder may at its option, in lieu of tendering a certified or cashier's check as provided in subparagraph (3) above, exercise this Warrant by submitting, during normal business hours, a duly executed exercise notice marked to reflect "Net Issue Exercise," and specifying the number of shares of Earned Shares to be exercised. Upon a Net Issue Exercise, Holder shall be entitled to receive Earned Shares equal to the value of this Warrant (or the portion thereof being exercised by Net Issue Exercise) by surrender of this Warrant to the Company together with notice of such election, in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

                  X = Y x (A-B)
                      ---------
                           A

                     Where X = the number of Earned Shares to be issued to
                           Holder;
                           Y = the number of Earned Shares purchasable under this Warrant (at the date of such calculation).
                           A = the Current Market Price of one share of the Company's Common Stock (at the date of such calculation);
                           B = the Exercise Price (as adjusted to the date of such calculation).

As used above, "Current Market Price" means, if the Company's Common Stock is traded on a national securities exchange, the NASDAQ National Market System or the over-the-counter market, the average of the last reported price over the five (5) trading days immediately preceding the date of valuation at which the Common Stock has traded on such national securities exchange, the NASDAQ National Market System or the average of the bid and asked prices on the over-the-counter market on the date of valuation.

                  (c) Notwithstanding any delay in the actual issuance of a Stock Certificate or Receipt pursuant to Section 4 hereof, the Earned Shares shall be deemed issued for all purposes as of the opening of business on the Exercise Date, and the Holder shall for all purposes be deemed to be the holder of record of the Subscribed Shares to which the Receipt or the Stock Certificate pertains.



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


         4. Issuance of Certificate for Subscribed Shares. Upon the Holder's exercise of this Warrant in accordance with Section 3, the Company shall deliver to the Holder:

                  (a) If the Subscribed Shares constitutes the Maximum Number of Earned Shares (and as the Company chooses), either (1) a Stock Certificate, or
(2) a Receipt.

                  (b) If the Subscribed Shares constitutes less than the Maximum Number of Earned Shares (and as the Company chooses), either

                           (1) (i) a Stock Certificate, together with (ii) a new Securities Purchase Warrant, containing the same terms and conditions as this Warrant, evidencing the Holder's continued right to subscribe (during the Exercise Period) for the remainder of the Maximum Number of Earned Shares; or

                           (2) (i) a Receipt, together with (ii) a new
         Securities Purchase Warrant, containing the same terms and conditions as this Warrant, evidencing the Holder's continued right to subscribe (during the Exercise Period) for the remainder of the Maximum Number of Earned Shares.

         5.       Transfer of Warrant.

                  (a) This Warrant shall be registered on the books of the Company, which shall be kept at its Office for that purpose, and shall be transferable in whole or in part but only on such books, by the Holder (or Holder's duly authorized representative) in person or by duly authorized attorney substantially in the form of Exhibit D-2 hereof, and only in compliance with paragraph (b) below. The Company may issue appropriate stop orders to its Secretary or transfer agent to prevent a transfer in violation of this Section 5 and Section 7.

                  (b) The Holder may transfer this Warrant during the Warrant Period by completing and signing the transfer form (the "Transfer Form") in the form of transfer form attached as Exhibit D-2 to this Warrant; provided, however, that without the prior written consent of the Company, this Warrant and all rights hereunder may be transferred only (i) to an Affiliate, or (ii) in accordance with the requirements of Section 7 hereof and pursuant to the registration of this Warrant or the Earned Shares under the Securities Laws (except as otherwise limited by any applicable shareholders buy-sell, registration rights, or voting agreements binding upon the Holder) or subsequent to any applicable holding period an exemption under Rule 144 or other exemption from such registration. If at least fifteen (15) working days before the end of the Warrant Period the Holder completes and signs the Transfer Form and surrenders this Warrant to the Secretary at the Company's Office, the Company shall, within ten ( 10) working days after this Warrant's surrender, issue to the transferee or transferees identified on the completed Transfer Form one or more new Securities Purchase Warrants (containing the same terms and conditions as this Warrant) evidencing the transferee's or transferees' right or rights to subscribe (during the Exercise Period) for all or part of the Earned Shares.

                  (c) The Company shall pay all expenses, taxes (other than stock transfer taxes, if any) and other charges payable in connection with the preparation, issues and delivery of this Warrant and any Earned Shares.

         6. Adjustments. The Exercise Price and the number of Earned Shares purchasable hereunder are subject to adjustment from and after the Effective Date as follows:

                  (a) Merger/Consolidation/Reorganization. etc. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, merges or consolidates with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, or any transaction in which in excess of 50% of the Company's voting power is transferred to persons or entities not stockholders immediately prior to the consummation of such transaction, or any sale of all or substantially all of the assets of the Company, or by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, on exercise hereof at any time after the consummation or effective date of such Reorganization, Holder shall receive, in lieu of the Common Stock issuable on such exercise prior to the date of such Reorganization, the stock and other securities and property (including cash) to which such holder would have been entitled upon the date of such Reorganization if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 6. The provisions of this section shall apply to successive Reorganizations.

                  (b) Split, Subdivision or Combination of Shares. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the securities issuable upon exercise of this Warrant shall be proportionately increased, and (ii) in the case of a combination, the Exercise Price for such securities shall be proportionately increased and the securities issuable upon exercise of this Warrant shall be proportionately decreased.

                  (c) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.

                  (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

                  (e) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

                  (f) Fractional Shares. No fractional shares or scrip representing fractional Common Shares shall be issued upon the exercise hereof. Upon exercise by any Holder, such Holder shall be entitled to receive the aggregate full number of Common Shares in which all the Earned Shares being subscribed for by such Holder may exercise and in lieu of any fractional share to which such Holder would otherwise be entitled, an amount equal to such fractional share multiplied by the then fair market value (as hereafter defined) of Common Shares shall be paid by the Company in cash to such holder.

                  (g) Validity of Shares. All Common Shares which may be issued upon exercise of this Warrant will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (h) Fair Market Value. For the purposes of this Section 6, if the Company's Common Shares shall be regularly traded in any market, its "fair market value" shall be based on (i) if the Common Shares are listed on a national stock exchange, the closing price on the principal stock exchange where the Common Shares are listed and traded, or if there is no trading on a given day, the mean between the closing bid and asked prices on such day on said exchange, or (ii) if the Common Shares are not so listed, the mean between the closing bid and asked prices on the over-the-counter market as furnished by a national quotation service or the principal broker making a market; and in each case the daily values so obtained shall be averaged over a period of ten (10) consecutive trading days immediately prior to the date of the determination and the average so obtained shall be deemed to be the "fair market value" of the Common Shares hereunder. If the

Common Shares are not regularly traded in any market, its "fair market value" may be currently determined by the Board of Directors of the Company for the purpose of any transaction hereunder, and such determination shall be final and binding upon the Holders if it is made in good faith and with due care.

         7. Representations and Warranties. The Company hereby represents and warrants to the Holder as follows (which representations and warranties shall survive the execution and delivery of this Warrant and the Common Stock issued pursuant hereto):

                  (a) The Company has filed and made available to Holders all forms, reports, statements and other documents f led or required to be filed with the Securities and Exchange Commission (the "SEC") since March 13, 1999, including, without limitation, (i) the Company's Registration Statement on Form S-1, (ii) all proxy statements relating to meetings of stockholders (whether annual or special), (iii) all Reports on Form 8-K, (iv) all other reports or registration statements and (vi) all amendments and supplements to all such reports and registration statements (collectively, the "Company SEC Reports'). The Company SEC Reports (i) were at the time they were filed compliant in all material respects with the requirements of the 1933 Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the SEC thereunder applicable to such Company SEC Reports, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) Each of the financial statements (including, in each case, any notes thereto) contained in the Company SEC Reports has been prepared in accordance with the published rules and regulations of the SEC and generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated and each fairly presents, in all material respects, the financial position, results of the respective periods indicated in the notes hereto) and each fairly presents or will present fairly, in all material respects, the financial position, results of the respective periods indicated therein, except, with respect to Company SEC Reports filed prior to the date hereof, as otherwise indicated in the notes thereto (subject, in the case of unaudited statements, to normal and recurring year-end adjustments.

                  (c) If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the 1938 Act, the Company will file the reports required to be filed by it under the Exchange Act (or, if the Company is not required to file such reports, will, upon the request of any Holder, or holder of Subscribed Shares, makes publicly available other information) and will take such further action as any Holder, or holder of Subscribed Shares, may reasonably request, all to the extent required from time to time to enable such Holder, or holder of Subscribed Shares, to sell Subscribed Share without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, or holder of Subscribed Shares, a written statement as to whether it has complied with such requirements.

                  (d) The provisions of the Section 7 shall survive the termination or exercise of this Warrant so long as the Holder, or holder of Subscribed Shares, of their successors or assigns, hold this Warrant or Subscribed Shares which have not previously been sold to the public pursuant to a registration statement under the 1933 Act or pursuant to Rule 144.

         8. Sale of Warrant or Earned Shares. Neither this Warrant nor the Earned Shares have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor the Earned Shares may be sold, transferred, pledged, or hypothecated, in the absence of (i) an effective registration statement for this Warrant or the Earned Shares, as the case may be, under the Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a Certificate or Certificates evidencing all or any part of the Earned Shares prior to any such registration or qualification of Earned Shares to bear the following legend:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state (the "Securities Laws"). These securities may not be offered, sold, transferred, pledged, or hypothecated in the absence of registration under applicable Securities Laws, or the availability of an exemption therefrom. This Certificate will not be transferred on the books of the Company or any transfer agent acting on behalf of the Company except upon the receipt of an opinion of counsel, satisfactory to the Company, that the proposed transfer is exempt from the registration requirements of all applicable Securities Laws, or the receipt of evidence, satisfactory to the Company, that the proposed transfer is the subject of an effective registration statement under all applicable Securities Laws.

         9. Replacement of Warrant. At the request of the Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company at its expense will issue in lieu thereof a new Warrant of like tenor.

         10. No Voting Rights. Except as otherwise provided herein, this Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

         11. Investment Representation and Covenant. The Holder (i) by its acceptance of this Warrant covenants and understands that this Warrant is not, and the Earned Shares issued hereunder will not be, registered under the Securities Act, or under any state securities laws, and is being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, and may not be resold in the absence of registration unless such sale is exempt from registration under the Securities Act and any applicable state securities laws, (ii) is being acquiring solely for Holder's own account for investment purposes, and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received certain information concerning the Company and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Warrant and Earned Shares, (v) is able to bear the economic risk and lack of liquidity inherent in holding the Company's Warrant and Earned Shares, and is an "accredited investor" (as defined in Regulation D promulgated under the Securities Act ("Regulation D")) for the reasons set forth in Rule 501(a)(5) of Regulation D.

         12. Certain Covenants. The Company covenants and agrees that:

                  (a) it will at all times reserve and set apart and have, free from preemptive rights, a sufficient number of shares of authorized but unissued Common Stock to provide for the issuance of the Earned Shares upon the exercise of this Warrant;

                  (b) before taking any action that would cause an adjustment reducing the Exercise Price below the then par value of the Earned Shares issuable upon exercise of this Warrant, the Company will take any corporate action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

         13. Lock-Up Agreement. The Holder hereby agrees that it not, without the prior written consent of the Company, offer, pledge, margin, sell, contract to sell, grant any option for the sale of, enter into any hedging or derivatives transaction involving, or otherwise dispose of, directly or indirectly, any of the Earned Shares, or the Warrant, prior to December 4, 1999.

         14. Miscellaneous.

                  (a) This Warrant shall be governed by and construed in accordance with the laws (without reference to the conflicts of laws rules) of the State of New York.

                  (b) This Warrant shall bind the Company, its successors and assigns (including any Successor Company), and shall benefit and bind the Holder, the Holder's successors and permitted assigns.

                  (c) The Section headings in this Warrant have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Warrant. All references in this Warrant to "Sections" shall be construed as references to numbered Sections of this Warrant.

                  (d) Any notice or delivery required or permitted by this Warrant shall be deemed given or made for all purposes of this Warrant when (1) the notice is in writing, and (2) the notice or the delivery is delivered by hand or is mailed by registered mail, return receipt requested, addressed to the intended recipient at (A) in the Company's case, the Company's Office, or (B) in the Holder's case, the Holder's address as set forth in the Company's records or at such other address as the Holder may designate by written notice to the Company.

                  IN WITNESS WHEREOF, this Warrant has been executed as of the _____ day of July, 1999.


HIGH SPEED ACCESS CORP.                       SERVICECO LLC

By /s/ HIGH SPEED ACCESS CORP.                By /s/ SERVICECO LLC
   ---------------------------                   ---------------------------
Name                                          Name
     -------------------------                     -------------------------
Title                                         Title
      ------------------------                      ------------------------
Date                                          Date
     -------------------------                     -------------------------

                                  Exhibit D- 1

                        SUBSCRIPTION FORM TO BE EXECUTED
                          UPON EXERCISE OF THE WARRANT

Date:_____________________

To HIGH SPEED ACCESS CORP.:

The undersigned, as Holder, hereby subscribes, at the price and upon the other terms and conditions set forth on in this Securities Purchase Warrant of which this subscription form is a part, for __________ shares of the common stock, $.01 par value, of High Speed Access Corp.

SERVICECO LLC.

By:___________________________

Name:_________________________

Title:________________________

Address:______________________

        ______________________

                                   Exhibit D-2

                                  TRANSFER FORM

[To be completed and signed only upon transfer of Warrant before exercise.]

         For value received, the undersigned hereby transfers this Warrant entitling the Holder to subscribe for _________________ shares of the common stock with $.01 par value of High Speed Access Corp. to _____________________________________. The undersigned represents, warrants and covenants that it has this transfer conforms to the requirements of Section 5 of the Warrant.

Dated ________________, ________





                                           ----------------------------------